                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             COVALENT GROUP, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                             COVALENT GROUP, INC.
                  ONE GLENHARDIE CORPORATE CENTER, SUITE 100
                              1275 DRUMMERS LANE
                               WAYNE, PA  19087

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 22, 2001

To the Stockholders of
Covalent Group, Inc.

The Annual Meeting of Stockholders (the "Meeting") of Covalent Group, Inc.
(the "Company") will be held at the Company's headquarters, 1275 Drummers Lane, Suite 100, Wayne, PA 19087 on June 22, 2001, at 1:00 p.m. to consider proposals:

1.  To elect five directors for the ensuing year;
2. To ratify the selection of Deloitte & Touche LLP as the Company's independent public accountants for the year ending December 31, 2001; and
3. To transact any other business as may properly be brought before the Meeting.

Any action may be taken on the foregoing matters at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned.

The Board of Directors has fixed the close of business on April 27, 2001 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof.

Your attention is directed to the accompanying Proxy Statement for the text of the resolutions to be proposed at the Meeting and further information regarding each proposal to be made. A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2000 is enclosed herewith.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                               By order of the Board of Directors


                                /s/ David Weitz
                               ----------------------------------
                               David Weitz, Secretary

May 21, 2001
Wayne, Pennsylvania

                             COVALENT GROUP, INC.
                  ONE GLENHARDIE CORPORATE CENTER, SUITE 100
                              1275 DRUMMERS LANE
                               WAYNE, PA  19087
                           ________________________

                                PROXY STATEMENT
                           ________________________

Proxies, in the form enclosed with this Proxy Statement, are solicited by the Board of Directors of Covalent Group, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Meeting") to be held on June 22, 2001 at 1:00 p.m. at the Company's headquarters, 1275 Drummers Lane, Suite 100, Wayne, PA 19087 and any adjournments or postponements thereof.

Stockholders of record as of the close of business on April 27, 2001 (the "Record Date") will be entitled to vote at the Meeting and any adjournment thereof. As of the Record Date, 12,374,609 shares of Common Stock of the Company were outstanding and entitled to one vote each. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder submitting a proxy has the right to revoke it at any time before it is exercised by another instrument or transmission revoking it or by filing a properly created proxy bearing a later date with the Secretary of the Company.

Shares represented by properly executed proxies for which no instructions are received will be voted for all the nominees identified below under "Proposal No. 1 - Election of Directors," and for the approval of accountants identified below under "Proposal No. 2 - Appointment of Accountants" The persons named as proxies are either officers or directors of the Company.

The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at the Meeting, shall constitute a quorum for the purposes of consideration and action on such matter. Abstentions and broker non-votes are each included in the number of shares present at the Meeting for purposes of establishing a quorum. The affirmative vote of a plurality of the votes cast is required for the election of Directors, and thus, abstentions and broker non-votes have no effect on the outcome of the election of directors.
For all other proposals, the affirmative vote of the holders of a majority of shares of Common Stock voted, in person or by proxy, at the Meeting is required. Uninstructed shares are not entitled to vote on such proposals; therefore, broker non-votes do not affect the outcome. Abstentions will have the effect of a vote "against" a particular matter. If any other matter should be presented at the Meeting upon which it is proper to take a vote, shares represented by all proxies received will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

This Proxy Statement and the accompanying materials were first sent to the stockholders on May 21, 2001.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 27, 2001 certain information with regard to beneficial ownership of outstanding shares of the Company's Common Stock by (i) each person known by the Company to beneficially own five percent or more of the outstanding shares of the Company's Common Stock, (ii) each director and Named Executive Officer individually, and (iii) all executive officers and directors of the Company as a group:

Name and Address of                                                                            Percentage of
Beneficial Owner (1)                                        Shares                              Outstanding
------------------------------------------  ---------------------------------------  ----------------------------------
Richard D,Propper M.D.                                   1,186,123                                    9.6%
4350 LaJolla Village Dr., Suite 970
San Diego, CA  92121
Kenneth M. Borow, M.D.                                   1,302,222(2)                                 9.9%
407 Wyntre Lea Drive
Bryn Mawr, PA  19010
Anthony Cerami, Ph.D.                                       40,000(3)                                   *
765 Old Saw Mill River Road
Tarrytown, NY 10591
Donald C. Holdsworth                                        40,000(3)                                   *
350 South River Road
New Hope, PA 18938
Stephen E. Sallan, M.D.                                     20,000(4)                                   *
779 Indian Avenue
Middletown, RI 02842
David Weitz                                                131,800(5)                                 1.1%
704 Delaware Avenue
Lansdale, PA  19446
Joseph A. Delikat                                           60,500(6)                                   *
707 Greenview Lane
Doylestown, PA 18901
Carol S. Antinori                                           36,000(7)                                   *
6022 Goldfinch Circle
Audubon, PA 19403
William K. Robinson                                              -                                      *
1501 Wilson Lane
West Chester, PA  19380
Hassan Nemazee                                           1,031,105(8)                                 8.3%
770 Park Avenue
New York, NY 10021
Houston Ventures, Inc.                                   1,000,000(9)                                 8.1%
720 Fifth Avenue
New York, NY 10019
James J Cappola M.D. Ph.D                                   24,625(10)                                  *
1105 Greystone Drive
Ambler, PA 19002
All Executive Officers and Directors as                  1,534,022(11)                               11.5%
a Group (eight persons)

------------------------------------------
 *  Less than 1% of the outstanding Common Stock.

(1) Unless otherwise noted, the Company believes that all persons have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.
(2) Includes 734,722 shares of Common Stock underlying vested and currently exercisable stock options.
(3) Includes 40,000 shares of Common Stock underlying vested and currently exercisable stock options.
(4) Includes 20,000 shares of Common Stock underlying vested and currently exercisable stock options.
(5) Includes 8,500 shares of Common Stock underlying vested and currently exercisable stock options.
(6) Included 36,500 shares of Common Stock underlying vested and currently exercisable stock options
(7) Includes 36,000 shares of Common Stock underlying vested and currently exercisable stock options.
(8) Includes beneficial ownership of 500,000 share of Common Stock otherwise beneficially owned by Houston Venture, Inc. as well as 31,105 shares held by the children of Hassan Nemazee.
(9) Includes beneficial ownership of 500,000 share of Common Stock otherwise beneficially owned by Hassan Nemazee.
(10) Includes 24,625 shares of Common Stock underlying vested and currently exercisable stock options
(11) Includes 940,347 shares of Common Stock underlying vested and currently exercisable stock options.

                    PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Five directors are to be elected at the Meeting, each to serve until the next annual meeting and until his or her successor shall have been elected and qualified. Each of the nominees named below is presently a member of the Board of Directors. In case any of the nominees should become unavailable for election, for any reason not presently known or contemplated, the persons named on the proxy card will have discretionary authority to vote pursuant to the proxy for a substitute.

NAME                             AGE           SINCE                      PRINCIPAL OCCUPATION
-------                        -------       ---------       ----------------------------------------------
Kenneth M. Borow, M.D.               53            1998      Chief Executive Officer and President of the
                                                             Company

Anthony Cerami, Ph.D.                60            2000      Founder and Director, The Kenneth S. Warren
                                                             Laboratories and President, Cerami Consulting
                                                             Corporation, Chairman of the Board of
                                                             Directors

Donald C. Holdsworth                 46            2000      President, MatchPower Interactive Systems, LLC

Joseph A. Delikat                    54            2001      Principal Accounting Officer of the Company

Stephen E. Sallan, M.D.              59            2000      Firm Chief of Oncology Dana-Farber Cancer
                                                             Institute

KENNETH M. BOROW, M.D., Chief Executive Officer, Chief Medical Officer and Director joined the Company in 1997. For the previous four years, Dr. Borow was Senior Director, Medical Research Associates Department, Merck Research Laboratories where he directed clinical research operations for 163 different protocols, and developed a Merck-based contract group consisting of field monitors, data coordinators and statisticians. Previously, he was a Professor of Medicine and Pediatrics at the University of Chicago, and originator of a worldwide clinical research program in cardiac function which included investigative sites in the United States, United Kingdom, Norway, Israel and South Africa. Dr. Borow graduated from the Temple Medical School in 1974. Dr. Borow is a Harvard-trained Internist, Pediatrician, Adult Cardiologist and Pediatric Cardiologist.

ANTHONY CERAMI, PH.D., Chairman of the Board and Director. Dr. Cerami was appointed a Director in January 2000 and Chairman of the Board in February 2000. He is currently the Founder and Director of The Kenneth S. Warren Laboratories, a nonprofit research institution, and President of Cerami Consulting Corporation. In 1991 he established The Picower Institute for Medical Research. For the previous 20 years, he was a professor and head of the Laboratory of Medical Biochemistry and Dean of Graduate and Postgraduate Studies at The Rockefeller University.

DONALD C. HOLDSWORTH, Director. Mr. Holdsworth was appointed a Director in January 2000. He is President of the consulting firm of MatchPower Interactive Systems, LLC. From 1995 to 1997 he served as a Senior Vice President Worldwide Marketing at Merck & Company. Previously, he held senior management positions at PepsiCo Inc. Prior to joining PepsiCo in 1991, he was a partner with the consulting firm of McKinsey & Company.

JOSEPH A. DELIKAT, Principal Accounting Officer and Director, joined the Company in 1997. He has over 25 years of diverse domestic and international financial management experience. From 1989 to September 1997, he was Corporate Controller and Officer for Scott Specialty Gases, Inc., a manufacturer of calibration and medical gases. Previously, he was employed by Graphco American Charts and Leeds & Northrup Co.

STEPHEN E. SALLAN, M.D., Director. Dr. Sallan was appointed a Director in May 2000. He is currently the Firm Chief of Oncology and Chairman of the Investigational Review Board at the Dana-Farber Cancer Institute, Vice Chair for Clinical Research at Children's Hospital in Boston, and a member of the Scientific Advisory Board at the St. Jude Children's Research Hospital in Memphis, Tennessee. From 1981 to 1995, he was Clinical Director of Pediatric Oncology, Dana-Farber Cancer Institute.

WILLIAM K. ROBINSON, Chief Financial Officer and Director, joined the Company in 1996. Effective October 31, 2000 William Robinson retired as Chief Financial Officer of the Company and resigned from the Board of Directors.

COMMITTEES OF THE BOARD
-----------------------

The Company's Board of Directors has a Compensation Committee and an Audit Committee.

COMPENSATION COMMITTEE
----------------------

The Compensation Committee reviews and approves salaries for corporate officers and reviews, approves and administers the Company's stock option plans and grants thereunder. The Compensation Committee met once in 2000. The Compensation Committee is presently composed of two non-employee directors, Anthony Cerami, Ph.D. and Donald C. Holdsworth.

AUDIT COMMITTEE
---------------

     THE FOLLOWING REPORT OF THE AUDIT COMMITTEE WILL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT WE SPECIFICALLY INCORPORATE THIS INFORMATION BY REFERENCE. THE FOLLOWING REPORT SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

                                 REPORT OF THE
                                AUDIT COMMITTEE

The Audit Committee of the Board of Directors is composed of two non-employee directors, Anthony Cerami, Ph.D. and Donald C. Holdsworth. The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Audit Committee met once in 2000. The Board of Directors, in its business judgment, has determined that all members of the committee are "independent", as required by applicable listing standards of the Nasdaq National Market. The Committee operates pursuant to a charter that was adopted by the Board on March 16, 2000, a copy of which is attached to this Proxy Statement as Appendix A. As set forth in the charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has considered whether the provision of non-audit services by the independent auditors to the company is compatible with maintaining the auditor's independence and has discussed with the auditors the auditors' independence.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the committee referred to above and in the charter, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-KSB for the year ended December 31, 2000 to be filed with the Securities and Exchange Commission.

                        MEMBERS OF THE AUDIT COMMITTEE
                             ANTHONY CERAMI Ph.D.
                             DONALD C. HOLDSWORTH

The Board of Directors had five meetings during 2000. There was no director who, during the last full fiscal year, attended in person or by phone fewer than 75% of board or committee meetings while such person was a director, except for Stephen E. Sallan M.D., who attended one of two meetings after his appointment as a director on April 24, 2000.

DIRECTOR'S REMUNERATION
-----------------------

Directors receive no cash compensation for service as directors. Non-employee directors receive an initial option grant under the 1996 Stock Incentive Plan to purchase 10,000 shares of Common Stock upon becoming a director and an annual option grant on the date of the Company's annual meeting to purchase 10,000 shares of Common Stock. Both initial and annual options are exercisable after 12 months of continuous service as a director.


    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ENTIRE SLATE
                         OF NOMINEES IN PROPOSAL NO. 1


EXECUTIVE OFFICERS
------------------

Executive officers serve at the discretion of the Board and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The current executive officers of the Company are as follows:

NAME                                    AGE                          POSITION(S) HELD WITH COMPANY
----------------------------------  -----------  ---------------------------------------------------------------------
Kenneth M. Borow, M.D.              53           Chief Executive Officer, President, Director

James J. Cappola, M.D., Ph.D.       57           Executive Vice President, Chief Medical Officer

David Weitz                         50           Vice President, Chief Information Officer, Secretary, Treasurer

Joseph A. Delikat                   54           Principal Accounting Officer, Director

Carol S. Antinori                   43           Vice President - Clinical Operations

Catherine G. Spear                  40           Vice President - Business Development and Strategic Planning

KENNETH M. BOROW, M.D., was appointed Chief Executive Officer of the Company in January 2000. Please see "Election of Directors" for a description of the biography of Dr. Borrow.

JAMES J. CAPPOLA, M.D., joined the Company in May 2000. Prior to joining the Company, he was Senior Vice President, Clinical Development, North America for Medeva Pharmaceuticals. His background includes senior level positions at Merck & Co., Inc., Phoenix International Life Sciences, Inc., Horus Pharmaceuticals, Inc. and Cephalon.

DAVID WEITZ, Secretary and Treasurer. In January 1995, Mr. Weitz was appointed Chief Information Officer. He is responsible for planning, implementation, and use of Information Technologies. For the previous 12 years he was employed by Merck Research Laboratories as Manager of Technical Support and Training where he was responsible for planning, implementing and operating a computer technical support program and computer application training program for all divisional employees located at five geographical locations.

JOSEPH A. DELIKAT, was appointed Principal Accounting Officer of the Company. Please see "Election of Directors" for a description of the biography of Mr. Delikat.

CAROL S. ANTINORI, joined the Company in August 1998 as Director of Data Management. She was promoted to Vice President - Clinical Operations in July 2000. From 1996 to 1998 Ms. Antinori was a Global Manager, Data Management at Rhone-Poulenc Rorer (Aventis).

CATHERINE G. SPEAR, joined the Company in November 2000. For the previous seven years, she was employed by Wyeth Ayerst Laboratories where she held various marketing positions including e-Business Leader, North America e-Business Operation, Director, Market Innovation and Director, Diversified Products.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of change of ownership with the Securities and Exchange Commission (the "SEC"). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports furnished to the Company during the fiscal year ended December 31, 2000, all executive officers and directors were in compliance except that a Form 3 was not filed in a timely manner for Carol
S. Antinori and Catherine G. Spear upon becoming Executive Officers of the
Company

Certain Relationship and Related Transactions
---------------------------------------------

The Company collaborated with SpeedTrials.com, Inc. ("SpeedTrials") to develop web-based clinical research management applications. As part of the collaboration, the Company performed consulting services for which it was paid $400,000 during the year ended December 31, 2000. The Company has also lent SpeedTrials $150,000 under a promissory note that became payable on March 31, 2001 but remains unpaid. The Company has also paid SpeedTrials $550,000 for client-specific as well as general development of the Company's TeleTrial technology. Richard Propper, a greater than 5% shareholder of the Company, holds a greater than 10% equity interest in SpeedTrials.

                            EXECUTIVE COMPENSATION

The following table sets forth the total compensation paid by the Company to the Named Executive Officers for or with respect to their services during the year ended December 31, 2000. The Named Executive Officers include the Company Chief Executive Officer and other executive officers who were paid more than $100,000 in 2000.

                          SUMMARY COMPENSATION TABLE

                                                                    Annual                        Long Term
                                                                 Compensation                   Compensation
                                                       --------------------------------       ----------------
                                                                                                 Securities
                                                                                                 Underlying         Other Annual
Name and Principal Position              Year            Salary              Bonus                 Options          Compensation
--------------------------------       --------       ------------       -------------           -----------      ----------------
Bruce LaMont                               2000                  -                   -                       -                   -
President and Chief Executive              1999           $209,500             $50,000                       -          $8,589 (4)
Officer(1)                                 1998            250,000                   -                       -           8,517 (4)

Kenneth M. Borow, M.D.                     2000            267,342                   -                       -                   -
President, Clinical Research               1999            225,000              47,750                       -          31,537 (3)
and Chief Executive Officer(1)             1998            225,000                   -             500,000 (2)                   -

William K. Robinson                        2000            117,500               4,000                       -                   -
Chief Financial Officer(6)                 1999            132,667               6,050                       -                   -
                                           1998            121,000                   -                                           -

James J. Cappola, M.D., Ph.D.              2000            133,360                   -                       -                   -
Chief Medical Officer(7)


David Weitz                                2000            130,440               4,000                       -              296(5)
Secretary, Treasurer and Chief             1999            122,500               6,250                       -           1,184 (5)
Information Officer                        1998            115,000                   -                       -           1,184 (5)


Carol Antinori                             2000            134,250               4,000                       -                   -
Vice President - Clinical                  1999            106,250               5,000                       -                   -
Operations(8)                              1998             53,590                   -                       -                   -

(1) Dr. Borow was appointed Chief Executive Officer of the Company in January 2000 following the resignation of Mr. LaMont.
(2) Dr. Borow was granted 250,000 stock options in 1996 as part of acceptance of an employment offer and 250,000 stock options in 1997. On August 6, 1998, all options granted to Dr. Borow were canceled and 500,000 new options were issued at the closing market price of the Company's stock as of that date.
(3) Subject to a compensation agreement, Mr. LaMont gave 12,307 shares of his stock to Dr. Borow. The transaction was valued at the closing price of the Company's Common Stock on the Nasdaq Small Cap market on the day of transfer.
(4)  Company contribution to additional life and disability insurance.
(5)  Company contribution to additional life insurance.
(6) Mr. Robinson retired as Chief Financial Officer and Director effective October 31, 2000.
(7)  Dr. Cappola was not an employee prior to May 2000.
(8)  Ms. Antinori was not an employee prior to August 1998.

All executive officers of the Company are full-time employees of the Company. Mr. Borow, and Mr. Cerami have written employment agreements with the Company.

Mr. Borow entered into an Employment Agreement with the Company. Pursuant to this agreement, Mr. Borow is employed by the Company as President and Chief Executive Officer of the Company for a period of three years. In exchange for his services, Mr. Borow is paid an annual base salary of $250,000 with eligibility for a bonus as determined by the Company's Board of Directors, and was granted an option to acquire 500,000 shares of the Company's Common Stock.

Mr. Cerami entered into a six month agreement with the Company on April 1, 2000, to provide consulting services. Total renumeration for consulting services amounted to $36,000.

                                            Option Grants in Last Fiscal Year
                                                                Percent of Total
                                       No. of Securities         Options Granted
                                          Underlying            To Employees in
                                       Options Granted             Fiscal Year              Exercise Price      Expiration Date
                                       -------------------  --------------------           ------------------   ----------------
Bruce LaMont                                        -                     -                             -                      -
Kenneth M. Borow, M.D.                        500,000                  45.5%                      $4.0000        January 30, 2005
William K. Robinson                                 -                     -                             -                      -
James J. Cappola, M.D., Ph.D.                  60,000                   5.5%                       3.8750          April 23, 2005
David Weitz                                    10,000                   0.9%                       4.1250       February 27, 2005
Carol S. Antinori                              30,000                   2.7%                       4.1250       February 27, 2005
                                               10,000                   0.9%                       3.8750          April 23, 2005
                                               25,000                   2.3%                       3.9375           July 23, 2005

The table below sets forth certain information regarding the number and value of unexercised options held by Named Executive Officers of the Company as of December 31, 2000.

         AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

                                             Securities Underlying Options                     Value of In-the-Money Options
                                                 at December 31, 2000                            at December 31, 2000 (1)
                                       -----------------------------------------           -------------------------------------
Name                                       Exercisable         Unexercisable                   Exercisable        Unexercisable
----                                   -------------------  --------------------           ------------------   ----------------
Kenneth M. Borow, M.D.                        652,778               347,222                      $875,000                      -
William K. Robinson                            80,000                     -                        40,000                      -
James J. Cappola, M.D., Ph.D.                  12,000                48,000                             -                      -
David Weitz                                     2,000                 8,000                             -                      -
Joseph A. Delikat                              31,000                19,000                        11,718                $ 4,469
Carol S. Antinori                              28,000                57,000                        15,938                  5,313
Catherine G. Spear                             11,000                44,000                         4,813                 19,250

(1) Based on the closing price of the Common Stock on the Nasdaq SmallCap Market on that date, $2.4375, net of the exercise price.

                  PROPOSAL NO. 2 - APPOINTMENT OF ACCOUNTANTS

Subject to stockholder ratification, the Board of Directors intends to appoint Deloitte & Touche LLP as its independent auditors for the year ending December 31, 2001. One or more members of Deloitte & Touche LLP are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

The following additional information is provided as required by the Securities and Exchange Commission:

Fees billed to Company by Deloitte & Touche LLP during 2000
-----------------------------------------------------------

Audit Fees:

Audit fees billed to the Company by its public accountants, Deloitte & Touche LLP, during the Company's 2000 fiscal year for review of the Company's annual report on Form 10-KSB and its quarterly reports on Form 10-QSB, including the financial statements included in those reports, totaled $5,000.

Financial Information Systems Design and Implementation Fees:
-------------------------------------------------------------

The Company did not engage Deloitte & Touche LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees:
--------------

Fees billed to the Company by Deloitte & Touche LLP during the Company's 2000 fiscal year for all other non-audit services rendered to the Company, including tax related services, totaled $5,000.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2


Stockholder Proposals for 2002 Annual Meeting
---------------------------------------------

Any stockholder proposal intended to be presented at the Company's 2002 Annual Meeting of Stockholders must be received by the Company at its office in Wayne, Pennsylvania on or before January 22, 2002 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

With respect to stockholder proposals not included in the Company's proxy statement, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if the stockholder does not give the Company notice of such matter by April 7, 2002.

EXPENSES OF SOLICITATION
------------------------

The cost of preparing, assembling, mailing and soliciting the proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone, telegram or facsimile. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

OTHER MATTERS
-------------

The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given.
In voting by proxy in regard to the election of five Directors to serve until the 2002 Annual Meeting of Stockholders, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to other items to be voted upon, stockholders may vote in favor of the item or against the item or may abstain from voting. Stockholders should specify their choices on the enclosed proxy card. If no specific instructions are given with respect to the matters to be acted upon, and the proxy is returned properly executed then the shares represented by the proxy will be voted FOR the election of all directors and FOR all other proposals contained herein.

PLEASE DATE AND SIGN THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                                   COVALENT GROUP, INC.


                                                   By:/s/David Weitz
                                                      -------------------
                                                        David Weitz
                                                        Secretary

                                  APPENDIX A

                             COVALENT GROUP, INC.
                            AUDIT COMMITTEE CHARTER


Organization
------------

There shall be a committee of the Board of Directors of Covalent Group, Inc. to be known as the Audit Committee. The Audit Committee shall be composed of directors who are independent of the management of the corporation and are free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member.

Statement of Policy
-------------------

The Audit Committee shall provide assistance to the corporate directors in fulfilling their responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the financial reports of the corporation. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the directors, the independent auditors, and the financial management of the corporation.

Responsibilities
----------------

In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible, in order to best react to changing conditions and to ensure to the directors and stockholders that the corporation's accounting and reporting practices are in accordance with all policies and are of the highest quality.

In carrying out these responsibilities, the Audit Committee will:

 . Recommend to the Board of Directors the independent auditors to be selected to audit the financial statements of the corporation.

 . Meet with the independent auditors and financial management of the corporation to review the scope of the audit of the current year and the audit procedures utilized, and review such audit, including any comments or recommendations of the independent auditors.

 . Review with the independent auditors the corporation's financial and accounting personnel, the adequacy and effectiveness of the accounting and financial controls of the corporation, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more appropriate controls or procedures are desirable.

   Particular emphasis will be given to the adequacy of such internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper.

 . Review the financial statements contained in the annual report, Form 10K, with management and the independent auditors to determine that the independent auditors are satisfied with the disclosure and content of the financial statements presented. Any changes in accounting principles will be reviewed.

 . Provide sufficient opportunity for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the matters to be discussed in these meetings are the independent auditors' evaluation of the corporation's financial and accounting personnel, as well as the cooperation that the independent auditors received during the course of the audit.

 . Review accounting and financial human resources and succession planning within the corporation.

 . Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each committee meeting with, the Board of Directors.

 . Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel for this purpose if, in its judgment, that is appropriate.

PROXY CARD -- COVALENT GROUP, INC. 2001 ANNUAL MEETING

[X] Please mark your votes as in this example.

1.  Election of Directors:

                                          FOR         WITHHELD
        Kenneth M. Borow, M.D.            [_]           [_]
        Anthony Cerami, Ph.D.             [_]           [_]
        Donald C. Holdsworth              [_]           [_]
        Joseph A. Delikat                 [_]           [_]
        Stephen Sallan, M.D.              [_]           [_]

[_]  FOR all nominees listed except as marked to the contrary below:

_____________________________

_____________________________

[_]  WITHHOLD all nominees.


                                                       FOR   AGAINST   ABSTAIN
2. Proposal to ratify the selection of
Deloitte & Touche LLP to serve as the Company's
independent accountants for the fiscal year ending
December 31, 2001.                                     [_]     [_]       [_]


The proxies will vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

YOUR PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. YOUR PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, YOUR PROXY WILL BE VOTED FOR THE FIVE NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSAL 1 AND PROPOSAL 2. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.


SIGNATURE_________________________________  DATE_________________
          (Signature of Stockholder)


SIGNATURE_________________________________  DATE_________________
          (Signature of Stockholder)


Note: Please sign exactly as your name appears on stock certificate (as indicated hereon).